February 1, 2023
Caterpillar contact:
Tiffany Heikkila
Global Government & Corporate Affairs
Mobile: 832-573-0958
Tiffany.Heikkila@cat.com
FOR IMMEDIATE RELEASE
Caterpillar Announces Appointment of Two New Independent Directors
Judith Marks and James Fish, Jr. to Join the Board; Thanks to Edward Rust for Service

IRVING, TX – Caterpillar Inc. (NYSE: CAT) today announced that Judith (Judy) Marks, Chair, CEO and President of Otis Worldwide Corporation, and James (Jim) Fish, Jr., President and CEO of Waste Management (WM), have been appointed to the Caterpillar board of directors, effective March 1, 2023.

Marks will serve on Caterpillar’s Audit Committee and Compensation and Human Resources Committee. Fish will serve on Caterpillar’s Audit Committee and Sustainability & other Public Policy Committee. The company also announced that Edward (Ed) Rust will not stand for re-election at the 2023 Annual Shareholder Meeting.

“We are pleased to welcome leaders of such high caliber to our board,” said Caterpillar Chairman and CEO Jim Umpleby. “With Judy’s leadership of services growth and digital transformation at Otis, and Jim’s leadership in developing sustainable solutions that support the transition to a lower-carbon economy, Caterpillar is well positioned to help our customers build a better, more sustainable world and deliver long-term profitable growth.”

Marks, 59, has led Otis, the world’s leading company for elevator and escalator manufacturing, installation and service, as President since 2017 and was named CEO in 2019. She has served as a director of Otis since 2020 and was appointed as Chair in 2022. In April 2020, Marks led the successful spin of Otis to an independent publicly traded company. Additionally, Marks prioritized and advanced Otis’ sustainability program by embedding it into the company strategy as a key element to drive added value for all stakeholders. Prior to joining Otis, she held senior leadership roles at Siemens AG, Lockheed Martin and IBM. In addition to serving on the Otis board, Marks is on the AdvanceCT board and is a member of the Business Roundtable and Chair of its Trade and International Committee.

Fish, 60, has served as President, CEO and a member of the board of WM, North America's largest comprehensive waste management environmental solutions provider, since 2016. Since assuming the role of CEO, Fish has shifted the company’s sustainability strategy to focus on minimizing its environmental impact by reducing carbon emissions, investing in differentiated innovative technologies and automation, and expanding recycling and renewable energy infrastructure to help customers achieve their sustainability goals. Prior to this role, he served as the company’s CFO beginning in 2012, and held several other key leadership positions since

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joining the company in 2001. Before his career at WM, Fish held multiple senior leadership positions at Westex, Trans World Airlines and America West Airlines. He began his professional career at KPMG Peat Marwick.

Rust, 72, has been a Caterpillar director since 2003 and is the retired Chairman and CEO of State Farm Mutual Automobile Insurance Company. He also previously served as Caterpillar’s presiding director and chaired its Public Policy and Governance Committee.

“On behalf of the entire board, I want to thank Ed for his leadership and guidance over the past 20 years,” said Umpleby. “Ed’s extensive business experience were of extreme value to our team.”

Following the 2023 Annual Shareholder Meeting, the Caterpillar board will be comprised of 11 directors, 10 of whom are independent.

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About Caterpillar
With 2022 sales and revenues of $59.4 billion, Caterpillar Inc. is the world’s leading manufacturer of construction and mining equipment, off-highway diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. For nearly 100 years, we’ve been helping customers build a better, more sustainable world and are committed and contributing to a reduced-carbon future. Our innovative products and services, backed by our global dealer network, provide exceptional value that helps customers succeed. Caterpillar does business on every continent, principally operating through three primary segments – Construction Industries, Resource Industries and Energy & Transportation – and providing financing and related services through our Financial Products segment. Visit us at caterpillar.com or join the conversation on our social media channels at caterpillar.com/en/news/social-media.html.

Forward-Looking Statements
Certain statements in this press release relate to future events and expectations and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “expect,” “anticipate,” “plan,” “forecast,” “target,” “guide,” “project,” “intend,” “could,” “should” or other similar words or expressions often identify forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding our outlook, projections, forecasts or trend descriptions. These statements do not guarantee future performance and speak only as of the date they are made, and we do not undertake to update our forward-looking statements.
Caterpillar’s actual results may differ materially from those described or implied in our forward-looking statements based on a number of factors, including, but not limited to: (i) global and regional economic conditions and economic conditions in the industries we serve; (ii) commodity price changes, material price increases, fluctuations in demand for our products or significant shortages of material; (iii) government monetary or fiscal policies; (iv) political and economic risks, commercial instability and events beyond our control in the countries in which we operate; (v) international trade policies and their impact on demand for our products and our competitive position, including the imposition of new tariffs or changes in existing tariff rates; (vi) our ability to develop, produce and market quality products that meet our customers’ needs; (vii) the impact of the highly competitive environment in which we operate on our sales and pricing; (viii) information technology security threats and computer crime; (ix) inventory management decisions and sourcing practices of our dealers and our OEM customers; (x) a failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures or

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divestitures; (xi) union disputes or other employee relations issues; (xii) adverse effects of unexpected events; (xiii) disruptions or volatility in global financial markets limiting our sources of liquidity or the liquidity of our customers, dealers and suppliers; (xiv) failure to maintain our credit ratings and potential resulting increases to our cost of borrowing and adverse effects on our cost of funds, liquidity, competitive position and access to capital markets; (xv) our Financial Products segment’s risks associated with the financial services industry; (xvi) changes in interest rates or market liquidity conditions; (xvii) an increase in delinquencies, repossessions or net losses of Cat Financial’s customers; (xviii) currency fluctuations; (xix) our or Cat Financial’s compliance with financial and other restrictive covenants in debt agreements; (xx) increased pension plan funding obligations; (xxi) alleged or actual violations of trade or anti-corruption laws and regulations; (xxii) additional tax expense or exposure, including the impact of U.S. tax reform; (xxiii) significant legal proceedings, claims, lawsuits or government investigations; (xxiv) new regulations or changes in financial services regulations; (xxv) compliance with environmental laws and regulations; (xxvi) the duration and geographic spread of, business disruptions caused by, and the overall global economic impact of, the COVID-19 pandemic; and (xxvii) other factors described in more detail in Caterpillar’s Forms 10-Q, 10-K and other filings with the Securities and Exchange Commission.

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